UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 03, 2012

TOLL BROTHERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09186	23-2416878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Gibraltar Road Horsham, PA 19044

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 938-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TOLL BROTHERS, INC.

FORM 8-K

Item 8.01 Other Events.

On February 03, 2012, we issued a press release announcing that Toll Brothers Finance Corp., a wholly-owned subsidiary, has commenced a registered exchange offer to exchange new 5.875% Senior Notes due February 15, 2022 for any or all of its currently outstanding 6.875% Senior Notes due 2012 and 5.95% Senior Notes due 2013. The press release announcing the commencement of the exchange offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

	99.1	Press Release issued February 03, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC. (Registrant)

By:	/s/ Joseph R. Sicree
Joseph R. Sicree
Senior Vice President, Chief Accounting Officer

Date: February 07, 2012

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